SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 16, 2003

                              REPLIGEN CORPORATION

              (Exact name of registration as specified in charter)

        Delaware                     0-14656                      04-2729386
    (State or other                (Commission                  (IRS Employer
    jurisdiction of                File Number)              Identification No.)
     incorporation)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA                     02453
    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (781) 250-0111

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         (Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.

      Repligen Corporation (Nasdaq: RGEN) announced on September 16, 2003 that that it has received a Notice of Allowance from the United States Patent and Trademark Office for a patent covering the use of CTLA4-Ig for the treatment of rheumatoid arthritis. A press release announcing the receipt of the Notice of Allowance is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

               Exhibit No.                         Exhibit
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                  99.1             Press Release dated September 16, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Repligen Corporation


Dated: September 17, 2003             By: /s/ Walter C. Herlihy
                                          ---------------------
                                          Walter C. Herlihy
                                          Chief Executive Officer and President

                                  EXHIBIT INDEX

               Exhibit No.                          Exhibit
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                  99.1             Press Release dated September 16, 2003.